REVENUES 1 (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Revenue from Contract with Customer [Abstract]
Cost to obtain contract with customers-current	¥ 1,092	$ 167	¥ 1,091
Cost to obtain contract with customers-non current	2,091	320	3,026
Contract liabilities-current	550,658	84,392	702,737
Contract liabilities-noncurrent	¥ 38,204	$ 5,855	¥ 39,397